                                                     Rule No. 497
                                                     Registration No. 33-11025
                                                                      33-39659
                                                                      33-50716

                         ------------------------------

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                         PROSPECTUS -- OCTOBER 31, 1996

   PaineWebber Global Funds are designed for investors generally seeking long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments. PaineWebber Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality foreign and U.S. bonds.

   This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

   A Statement of Additional Information dated October 31, 1996 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

   THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

        The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. Emerging Markets Equity Fund, Global Equity Fund and Global Income Fund are all in the GLOBAL category.

/ / MONEY MARKET FUND for income and stability by          / / ASSET ALLOCATION FUNDS for long-term growth and
    investing in high-quality, short-term investments.         income by investing in stocks and bonds.

/ / BOND FUNDS for income by investing mainly in bonds.    / / STOCK FUNDS for long-term growth by investing mainly
                                                               in stocks.

/ / TAX-FREE BOND FUNDS for income exempt from federal     / / GLOBAL FUNDS for long-term growth by investing mainly

    income taxes and, in some cases, state and local           in foreign stocks or high current income by investing
    income taxes, by investing in municipal bonds.             mainly in global debt instruments.

   A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------
                               Prospectus Page 1

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                           PAGE
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     5

Financial Highlights....................     8

Investment Objectives & Policies........    14

Investment Philosophy & Process.........    15

Performance.............................    17

The Funds' Investments..................    20

Flexible Pricing(Service Mark)..........    24

How to Buy Shares.......................    27

How to Sell Shares......................    28

Other Services..........................    29

Management..............................    29

Determining the Shares' Net Asset
  Value.................................    32

Dividends & Taxes.......................    32

General Information.....................    33

                              --------------------
                               Prospectus Page 2

                         ------------------------------


       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                             THE FUNDS AT A GLANCE
--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

EMERGING MARKETS EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of companies in newly industrializing countries.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund seeks to invest most of its assets. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. The Fund may use derivatives, such as options, futures and forward currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On September 30, 1996, the Fund had over $38.0 million in net assets.

GLOBAL EQUITY FUND

GOAL: To increase the value of your investment by investing primarily in equity securities of U.S. and foreign companies.

INVESTMENT OBJECTIVE: Long-term growth of capital.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. The Fund may use derivatives, such as options, futures and forward currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On September 30, 1996, the Fund had over $566.8 million in net assets.

GLOBAL INCOME FUND

GOAL: To provide high current income and, secondarily, capital appreciation by investing primarily in high-quality foreign and U.S. bonds.

INVESTMENT OBJECTIVE: The primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

RISKS: The Fund invests primarily in bonds, which are subject to interest rate and credit risk. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's investments. Credit risk is the risk that adverse changes in economic conditions will affect an issuer's ability to pay interest and principal. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest to a limited degree. Certain investment grade bonds in which the Fund may invest have speculative characteristics. The Fund may also invest in bonds rated below investment grade, which are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative. The Fund may use derivatives, such as options, futures, forward currency contracts and interest rate protection transactions, which may involve additional risks. As a non-diversified fund as defined in the Investment Company Act of 1940 ('1940 Act'), the Fund is subject to greater risk than funds that have a broader range of investments as explained below. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On September 30, 1996, the Fund had over $937.2 million in net assets.

                              --------------------
                               Prospectus Page 3

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)

--------------------------------------------------------------------------------

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of Emerging Markets Equity Fund, Global Equity Fund and Global Income Fund (each a 'Fund' and, collectively, the 'Funds'). Mitchell Hutchins has appointed Emerging Markets Management as the investment sub-adviser for Emerging Markets Equity Fund and GE Investment Management Incorporated ('GE Investment Management') as the investment sub-adviser for Global Equity Fund.

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

EMERGING MARKETS EQUITY FUND is for investors who want long-term capital appreciation. The Fund seeks to achieve this by investing primarily in equity securities of companies in newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa ('emerging markets'). Over time, foreign stocks have shown greater growth potential than many other types of securities. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. These risks are greater with respect to securities of issuers located in emerging markets. Accordingly, Emerging Markets Equity Fund is designed for investors who are able to bear the risk that comes with investment in equity securities of emerging market issuers.

GLOBAL EQUITY FUND is for investors who want long-term growth of capital. The Fund seeks to achieve this by investing primarily in equity securities of U.S. and foreign companies. Over time, foreign stocks have shown greater growth potential than many other types of securities. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. Accordingly, Global Equity Fund is designed for investors who are able to bear the risk that comes with investments in foreign equity securities.

GLOBAL INCOME FUND is for investors who want high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund seeks to achieve this by investing primarily in high-quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. Investors in the Fund should be willing to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. Accordingly, Global Income Fund is designed for investors who are able to bear the risk that comes with investments in foreign securities.

HOW TO PURCHASE SHARES OF THE FUNDS


Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% of the public offering price (4% in the case of Global Income Fund). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a 'contingent deferred sales charge' and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

                              --------------------
                               Prospectus Page 4

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                                 EXPENSE TABLE

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in the Class A, B and C shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year.


SHAREHOLDER TRANSACTION EXPENSES                               CLASS A    CLASS B    CLASS C
                                                               -------    -------    -------
EMERGING MARKETS EQUITY FUND AND GLOBAL EQUITY FUND
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price)...........................................     4.50%      None       None
Sales Charge on Reinvested Dividends (as a % of offering
  price)....................................................     None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever
  is less)...                                                    None          5%         1%
Exchange Fee................................................     None       None       None
GLOBAL INCOME FUND
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price)...........................................        4%      None       None
Sales Charge on Reinvested Dividends (as a % of offering
  price)....................................................     None       None       None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever
  is less)...                                                    None          5%      0.75%
Exchange Fee................................................    $5.00      $5.00      $5.00

ANNUAL FUND OPERATING EXPENSES (as a % of average
  net assets)
EMERGING MARKETS EQUITY FUND
Management Fees (after fee waivers)*........................     1.12%      1.12%      1.12%
12b-1 Fees..................................................     0.25       1.00       1.00
Other Expenses (after expense reimbursements)*..............     1.07       1.07       1.07
                                                               -------    -------    -------
Total Operating Expenses (after fee waivers and expense
  reimbursements)*..........................................     2.44%      3.19%      3.19%
                                                               -------    -------    -------
                                                               -------    -------    -------

GLOBAL EQUITY FUND
Management Fees.............................................     0.85%      0.85%      0.85%
12b-1 Fees..................................................     0.25       1.00       1.00
Other Expenses..............................................     0.38       0.40       0.42
                                                               -------    -------    -------
Total Operating Expenses....................................     1.48%      2.25%      2.27%
                                                               -------    -------    -------
                                                               -------    -------    -------
GLOBAL INCOME FUND
Management Fees.............................................     0.73%      0.73%      0.73%
12b-1 Fees..................................................     0.25       1.00       0.75
Other Expenses+.............................................     0.22       0.23       0.23
                                                               -------    -------    -------
Total Operating Expenses+...................................     1.20%      1.96%      1.71%
                                                               -------    -------    -------
                                                               -------    -------    -------

------------------
*  The management fees payable to Mitchell Hutchins by Emerging Markets Equity

   Fund are greater than those paid by most funds. Without taking into account fee waivers and expense reimbursements, 'Management Fees,' 'Other Expenses' and 'Total Operating Expenses' for Class A, Class B and Class C shares of Emerging Markets Equity Fund would have been as follows, respectively: 1.62%, 1.55% and 3.42% for Class A; 1.62%, 2.35% and 4.97% for Class B; and 1.62%,
   1.55% and 4.17% for Class C.

+ Does not include 0.04% in non-recurring reorganization expenses that were incurred during the fiscal year ended October 31, 1995. If those expenses were included, 'Other Expenses' for the Class A, B and C shares would have been 0.26%, 0.27% and 0.27%, respectively, and 'Total Operating Expenses' would have been 1.24%, 2.00% and 1.75%, respectively.

                              --------------------
                               Prospectus Page 5

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if such shares are sold within one year after purchase, a contingent deferred sales charge of 1% is imposed on the offering price or the net asset value of the shares at the time of sale, whichever is less.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If shares are sold within one year after purchase, a contingent deferred sales charge of 1% (0.75% in the case of Global Income Fund) of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                      CLASS A    CLASS B    CLASS C
                                      -------    -------    -------

12b-1 service fees.................     0.25%      0.25%      0.25%
12b-1 distribution fees............     0.00       0.75       0.75*

* 12b-1 distribution fees for Class C shares of Global Income Fund are 0.50%.

For more information, see 'Management' and 'Flexible Pricing(Service Mark).'

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses incurred as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in the Fund, assuming a 5% annual return:

EMERGING MARKETS EQUITY FUND
EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class A............................    $69       $118       $169       $ 310
Class B (Assuming sale of all
  shares at end of period).........    $82       $128       $187       $ 316
Class B (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $ 316
Class C (Assuming sale of all
  shares at end of period).........    $42       $ 98       $167       $ 349
Class C (Assuming no sale of
  shares)..........................    $32       $ 98       $167       $ 349

                              --------------------
                               Prospectus Page 6

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------


GLOBAL EQUITY FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class A............................    $59       $ 90       $122       $ 214
Class B (Assuming sale of all
  shares at end of period).........    $73       $100       $140       $ 221
Class B (Assuming no sale of
  shares)..........................    $23       $ 70       $120       $ 221
Class C (Assuming sale of all
  shares at end of period).........    $33       $ 71       $122       $ 261
Class C (Assuming no sale of
  shares)..........................    $23       $ 71       $122       $ 261
GLOBAL INCOME FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class A............................    $52       $ 77       $103       $ 180
Class B (Assuming sale of all
  shares at end of period).........    $70       $ 92       $126       $ 191
Class B (Assuming no sale of
  shares)..........................    $20       $ 62       $106       $ 191
Class C (Assuming sale of all
  shares at end of period).........    $25       $ 54       $ 93       $ 202
Class C (Assuming no sale of
  shares)..........................    $17       $ 54       $ 93       $ 202

 ASSUMPTIONS MADE IN THE EXAMPLES

 o ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under 'Annual Fund Operating Expenses' remain the same for the years shown.

 o CLASS A SHARES: Deduction of the maximum 4.5% (4% in the case of Global Income Fund) initial sales charge at the time of purchase.

 o CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.

 o CLASS C SHARES: Deduction of a 1% (0.75% in the case of Global Income Fund) contingent deferred sales charge for sales of shares within one year of purchase.

                              --------------------
                               Prospectus Page 7

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Emerging Markets Equity Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1996 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the fiscal year ended June 30, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                EMERGING MARKETS EQUITY FUND
                                      ---------------------------------------------------------------------------------
                                                                           CLASS A
                                      ---------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDED JUNE 30,                      FOR THE PERIOD
                                      ------------------------------------------------------------      JAN. 19, 1994+
                                                  1996                           1995**                TO JUNE 30, 1994
                                            ----------------                ----------------           ----------------
Net asset value, beginning of
  period...........................             $   9.73                        $  10.79                   $  12.00
                                              ----------                      ----------               ----------------
Net investment income (loss).......                (0.14)                          (0.04)                      0.04
Net realized and unrealized gains
  (losses) from investment and
  foreign currency transactions....                 0.47                           (0.97)                     (1.25)
                                              ----------                      ----------               ----------------
Net increase (decrease) from
  investment operations............                 0.33                           (1.01)                     (1.21)
                                              ----------                      ----------               ----------------
Dividends from net investment
  income...........................                   --                           (0.05)                        --
                                              ----------                      ----------               ----------------
Net asset value, end of period.....             $  10.06                        $   9.73                   $  10.79

                                              ----------                      ----------               ----------------
                                              ----------                      ----------               ----------------
Total investment return (1)........                 3.39%                          (9.29)%                   (10.08)%
                                              ----------                      ----------               ----------------
                                              ----------                      ----------               ----------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)..........................             $ 20,680                        $ 33,043                   $ 46,758
Expenses, net of fee waivers, to
  average net assets...............                 2.44%                           2.44%                      2.47%*
Expenses, before fee waivers, to
  average net assets...............                 3.42%                           2.54%                      2.47%*
Net investment income (loss), net
  of fee waivers, to average net
  assets...........................                (0.52)%                         (0.76)%                     0.72%*
Net investment income (loss),
  before fee waivers, to average
  net assets.......................                (1.50)%                         (0.86)%                     0.72%*
Portfolio turnover.................                   69%                             76%                         8%

------------------
  * Annualized.
 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995. + Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Formerly Class B shares.

                              --------------------
                               Prospectus Page 8

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                         EMERGING MARKETS EQUITY FUND
                                       ----------------------------------------------------------------
                                                                              CLASS C(2)
                                                               ----------------------------------------
                                            CLASS B
                                       ------------------      FOR THE YEARS ENDED
                                         FOR THE PERIOD              JUNE 30,           FOR THE PERIOD
                                         DEC. 5, 1995+         --------------------     JAN. 19, 1994+
                                        TO JUNE 30, 1996        1996        1995**     TO JUNE 30, 1994
                                       ------------------      -------      -------    ----------------
Net asset value, beginning of
  period...........................          $ 9.13            $  9.67      $ 10.75        $  12.00
                                            -------            -------      -------    ----------------
Net investment income (loss).......           (0.01)             (0.24)       (0.17)             --
Net realized and unrealized gains
  (losses) from investment and
  foreign currency transactions....            0.82               0.51        (0.90)          (1.25)
                                            -------            -------      -------    ----------------
Net increase (decrease) from
  investment operations............            0.81               0.27        (1.07)          (1.25)
                                            -------            -------      -------    ----------------
Dividends from net investment
  income...........................              --                 --        (0.01)             --
                                            -------            -------      -------    ----------------
Net asset value, end of period.....
                                             $ 9.94            $  9.94      $  9.67        $  10.75
                                            -------            -------      -------    ----------------
                                            -------            -------      -------    ----------------
Total investment return (1)........            8.87%              2.79%      (10.01)%        (10.42)%
                                            -------            -------      -------    ----------------
                                            -------            -------      -------    ----------------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)..........................          $  936            $11,561      $18,551        $ 26,721
Expenses, net of fee waivers, to
  average net assets...............            3.19%*             3.19%        3.19%           3.22%*
Expenses, before fee waivers, to
  average net assets...............            4.97%*             4.17%        3.29%           3.22%*
Net investment income (loss), net

  of fee waivers, to average net
  assets...........................           (0.21)%*           (1.28)%      (1.50)%         (0.03)%*
Net investment income (loss),
  before fee waivers, to average
  net assets.......................           (1.99)%*           (2.26)%      (1.60)%         (0.03)%*
Portfolio turnover.................              69%                69%          76%              8%

                              --------------------
                               Prospectus Page 9

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

GLOBAL EQUITY FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Equity Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to each of the two years in the period ended August 31, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                           GLOBAL EQUITY FUND
                                                   -------------------------------------------------------------------
                                                                                 CLASS A
                                                   -------------------------------------------------------------------
                                                                    FOR THE YEARS
                                                                        ENDED                             FOR THE
                                                                     AUGUST 31,                            PERIOD
                                                   -----------------------------------------------     NOV. 14, 1991+
                                                     1996       1995**         1994         1993      TO AUG. 31, 1992
                                                   --------    --------      --------     --------    ----------------

Net asset value, beginning of period.............. $  16.12    $  16.98      $  14.55     $  12.87        $  12.00
                                                   --------    --------      --------     --------    ----------------
Net investment income (loss)......................     0.02        0.02          0.01         0.03            0.09
Net realized and unrealized gains (losses) from
  investment and foreign currency transactions....     1.24        0.37          2.63         1.89            0.78
                                                   --------    --------      --------     --------    ----------------
Net increase (decrease) from investment
  operations......................................     1.26        0.39          2.64         1.92            0.87
                                                   --------    --------      --------     --------    ----------------
Dividends from net investment income..............       --          --            --        (0.08)             --
Distributions from net realized gains.............    (0.57)      (1.25)        (0.21)       (0.16)             --
                                                   --------    --------      --------     --------    ----------------
Total dividends and distributions.................    (0.57)      (1.25)        (0.21)       (0.24)             --
                                                   --------    --------      --------     --------    ----------------
Net asset value, end of period.................... $  16.81    $  16.12      $  16.98     $  14.55        $  12.87
                                                   --------    --------      --------     --------    ----------------
                                                   --------    --------      --------     --------    ----------------
Total investment return (1).......................     8.06%       3.24%        18.23%       15.24%           7.25%
                                                   --------    --------      --------     --------    ----------------
                                                   --------    --------      --------     --------    ----------------
Ratios/Supplemental Data:
Net assets, end of period (000's)................. $305,218    $360,652      $185,493     $156,451        $113,070
Expenses to average net assets....................     1.48%       1.71%(4)      1.58%        1.53%           1.68%*
Net investment income (loss) to average net
  assets..........................................     0.10%       0.09%(4)      0.07%        0.22%           0.93%*
Portfolio turnover................................       33%         40%           51%          56%             30%
Average commission rate paid per share of common
  stock investments purchased/sold (5)............ $ 0.0120          --            --           --              --

------------------
 * Annualized.

 ** Investment advisory functions for the Fund were transferred from Kidder
    Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.

 + Commencement of offering of shares.

(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Formerly Class E shares.

(3) Formerly Class B shares.

(4) These ratios include non-recurring reorganization expenses of 0.06%, 0.00% and 0.06% for Class A, Class B and Class C shares, respectively.

(5) Disclosure effective for fiscal years beginning on or after September 1,

    1995.

                              --------------------
                               Prospectus Page 10

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                 GLOBAL EQUITY FUND
                                                    -----------------------------------------------------------------------
                                                       CLASS B(2)                              CLASS C(3)
                                                    --------------------       --------------------------------------------
                                                                 FOR THE
                                                                 PERIOD                                             FOR THE
                                                     FOR THE      AUG.                                              PERIOD
                                                      YEAR         25,                    FOR THE YEARS             MAY 10,
                                                      ENDED       1995+                       ENDED                  1993+
                                                     AUGUST      TO AUG.                     AUGUST 31,             TO AUG.
                                                       31,         31,          --------------------------------      31,
                                                      1996        1995            1996         1995**       1994     1993
                                                    --------    --------        --------    -------       -------   -------
Net asset value, beginning of period..............  $  15.82     $ 15.83        $  15.82    $ 16.81       $ 14.52   $ 13.80
                                                    --------    --------        --------    -------       -------   -------
Net investment income (loss)......................     (0.12)       0.00           (0.13)     (0.11)        (0.07)    (0.02)
Net realized and unrealized gains (losses) from
  investment and foreign currency transactions....      1.22       (0.01)           1.23       0.37          2.57      0.74
                                                    --------    --------        --------    -------       -------   -------
Net increase (decrease) from investment
  operations......................................      1.10       (0.01)           1.10       0.26          2.50      0.72
                                                    --------    --------        --------    -------       -------   -------
Dividends from net investment income..............        --          --              --         --            --        --
Distributions from net realized gains.............     (0.57)         --           (0.57)     (1.25)        (0.21)       --
                                                    --------    --------        --------    -------       -------   -------
Total dividends and distributions.................     (0.57)         --           (0.57)     (1.25)        (0.21)       --
                                                    --------    --------        --------    -------       -------   -------
Net asset value, end of period....................  $  16.35    $  15.82        $  16.35    $ 15.82       $ 16.81   $ 14.52
                                                    --------    --------        --------    -------       -------   -------
                                                    --------    --------        --------    -------       -------   -------
Total investment return (1).......................      7.18%      (0.06)%          7.18%      2.46%        17.29%     5.22%
                                                    --------    --------        --------    -------       -------   -------
                                                    --------    --------        --------    -------       -------   -------
Ratios/Supplemental Data:

Net assets, end of period (000's).................  $113,235    $142,880        $ 66,585    $83,485       $31,837   $10,807
Expenses to average net assets....................      2.25%       2.17%*(4)       2.27%      2.48%(4)      2.33%     2.28%*
Net investment income (loss) to average net
  assets..........................................     (0.68)%     (1.92)%*(4)     (0.70)%    (0.68)%(4)    (0.68)%   (0.53)%*
Portfolio turnover................................        33%         40%             33%        40%           51%       56%
Average commission rate paid per share of common
  stock investments purchased/sold (5)............  $ 0.0120          --        $ 0.0120         --            --        --

                              --------------------
                               Prospectus Page 11

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

GLOBAL INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 and the report of Price Waterhouse LLP, independent accountants, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and accountants' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below insofar as they relate to each of the periods presented in the five year period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The financial statements and notes and the financial information in the table below, as they relate to the six months ended April 30, 1996, have been taken from the records of the Fund without examination by the independent accountants, who do not express an opinion thereon.

                                                          GLOBAL INCOME FUND
                                --------------------------------------------------------------------------
                                                                 CLASS A
                                --------------------------------------------------------------------------
                                  FOR THE                                                        FOR THE
                                SIX MONTHS                                                       PERIOD
                                   ENDED                                                         JULY 1,
                                 APRIL 30,           FOR THE YEARS ENDED OCTOBER 31,            1991+ TO
                                   1996       ----------------------------------------------   OCTOBER 31,
                                (UNAUDITED)     1995         1994         1993        1992        1991
                                -----------   --------     --------     --------    --------   -----------
Net asset value, beginning of
 period........................  $   10.35    $   9.99     $  10.97     $  10.64    $  10.75     $ 10.40
                                -----------   --------     --------     --------    --------   -----------
Net investment income..........       0.35@       0.77@        0.72         0.59        0.83        0.20
Net realized and unrealized
 gains (losses) from investment
 and foreign currency

 transactions..................      (0.06)@      0.31@       (1.05)        0.68       (0.12)       0.40
                                -----------   --------     --------     --------    --------   -----------
Total increase/decrease from
 investment operations.........       0.29        1.08        (0.33)        1.27        0.71        0.60
                                -----------   --------     --------     --------    --------   -----------
Dividends from net investment
 income........................      (0.40)      (0.72)       (0.33)       (0.80)      (0.64)      (0.23)
Distributions from realized
 gains on investments and
 foreign currency
 transactions..................         --          --           --        (0.14)      (0.18)      (0.02)
Distributions from paid-in
 capital.......................         --          --        (0.32)          --          --          --
                                -----------   --------     --------     --------    --------   -----------
Total dividends and
 distributions.................      (0.40)      (0.72)       (0.65)       (0.94)      (0.82)      (0.25)
                                -----------   --------     --------     --------    --------   -----------
Net asset value, end of
 period........................  $   10.24    $  10.35     $   9.99     $  10.97    $  10.64     $ 10.75
                                -----------   --------     --------     --------    --------   -----------
                                -----------   --------     --------     --------    --------   -----------
Total investment return (1)....       2.78%      11.09%       (3.10)%      12.41%       6.70%       5.79%
                                -----------   --------     --------     --------    --------   -----------
                                -----------   --------     --------     --------    --------   -----------
Ratios/Supplemental Data:
 Net assets, end of period
   (000's).....................  $ 568,656    $663,022     $611,855     $648,853    $107,033     $16,501
 Expenses to average net
   assets......................       1.27%*      1.24%(2)     1.17%        1.32%**     1.21%       1.35%*
 Net investment income to
   average net assets..........       6.66%*      7.47%(2)     6.94%        6.82%**     7.84%       8.59%*
 Portfolio turnover rate.......         68%        113%         108%          90%         92%         53%



                                                            CLASS B
                                       ----------------------------------------------------
                                         FOR THE
                                       SIX MONTHS
                                          ENDED
                                        APRIL 30,       FOR THE YEARS ENDED OCTOBER 31,
                                          1996       --------------------------------------
                                       (UNAUDITED)     1995            1994         1993
                                       -----------   --------        --------    ----------
Net asset value, beginning of
 period........................         $   10.31    $   9.96        $  10.95    $    10.62
                                       -----------   --------        --------    ----------
Net investment income..........              0.31@       0.69@           0.86          0.78
Net realized and unrealized
 gains (losses) from investment
 and foreign currency
 transactions..................             (0.06)@      0.30@          (1.28)         0.40
                                       -----------   --------        --------    ----------
Total increase/decrease from
 investment operations.........              0.25        0.99           (0.42)         1.18
                                       -----------   --------        --------    ----------
Dividends from net investment
 income........................             (0.35)      (0.64)          (0.29)        (0.71)
Distributions from realized
 gains on investments and
 foreign currency
 transactions..................                --          --              --         (0.14)
Distributions from paid-in
 capital.......................                --          --           (0.28)           --
                                       -----------   --------        --------    ----------
Total dividends and
 distributions.................             (0.35)      (0.64)          (0.57)        (0.85)
                                       -----------   --------        --------    ----------
Net asset value, end of
 period........................         $   10.21    $  10.31        $   9.96    $    10.95
                                       -----------   --------        --------    ----------
                                       -----------   --------        --------    ----------
Total investment return (1)....              2.45%      10.24%          (3.90)%       11.45%
                                       -----------   --------        --------    ----------
                                       -----------   --------        --------    ----------
Ratios/Supplemental Data:
 Net assets, end of period
   (000's).....................         $ 411,816    $484,534        $725,553    $1,188,890
 Expenses to average net
   assets......................              2.00%*      2.00%(2)        1.94%         2.11%**
 Net investment income to
   average net assets..........              5.93%*      6.71%(2)        6.05%         5.97%**
 Portfolio turnover rate.......                68%        113%           108%            90%

------------------
  @ Calculated using the average shares outstanding for the year.

  *  Annualized.

 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.

***  Formerly Class D shares.

  +  Commencement of offering of shares.

 (1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

 (2) These ratios include non-recurring reorganization expenses of 0.04% for each class.

                              --------------------
                               Prospectus Page 12

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                     GLOBAL INCOME FUND
                                   --------------------------------------------------------------------------------------
                                                                          CLASS B
                                   --------------------------------------------------------------------------------------
                                                                                                                FOR THE
                                                                                                                PERIOD
                                                                                                               MARCH 20,
                                                      FOR THE YEARS ENDED OCTOBER 31,                          1987+ TO
                                   ----------------------------------------------------------------------     OCTOBER 31,
                                      1992           1991           1990           1989           1988           1987
                                   ----------     ----------     ----------     ----------     ----------     -----------
Net asset value, beginning of
 period........................    $    10.74     $    11.07     $    10.08     $    11.10     $    10.28      $   10.00
                                   ----------     ----------     ----------     ----------     ----------     -----------
Net investment income..........          0.94           0.85           1.01           1.01           0.98           0.47
Net realized and unrealized
 gains (losses) from investment
 and foreign currency
 transactions..................         (0.32)         (0.09)          0.96          (0.64)          1.15           0.13
                                   ----------     ----------     ----------     ----------     ----------     -----------
Total increase/decrease from
 investment operations.........          0.62           0.76           1.97           0.37           2.13           0.60
                                   ----------     ----------     ----------     ----------     ----------     -----------
Dividends from net investment
 income........................         (0.56)         (0.97)         (0.98)         (0.94)         (1.06)         (0.32)
Distributions from realized
 gains on investments and
 foreign currency
 transactions..................         (0.18)         (0.12)            --          (0.45)         (0.25)            --
Distributions from paid-in
 capital.......................            --             --             --             --             --             --
                                   ----------     ----------     ----------     ----------     ----------     -----------

Total dividends and
 distributions.................         (0.74)         (1.09)         (0.98)         (1.39)         (1.31)         (0.32)
                                   ----------     ----------     ----------     ----------     ----------     -----------
Net asset value, end of
 period........................    $    10.62     $    10.74     $    11.07     $    10.08     $    11.10      $   10.28
                                   ----------     ----------     ----------     ----------     ----------     -----------
                                   ----------     ----------     ----------     ----------     ----------     -----------
Total investment return (1)....          5.93%          7.39%         20.32%          3.66%         18.29%          6.00%
                                   ----------     ----------     ----------     ----------     ----------     -----------
                                   ----------     ----------     ----------     ----------     ----------     -----------
Ratios/Supplemental Data:
 Net assets, end of period
   (000's).....................    $1,542,255     $1,593,814     $1,323,495     $1,085,851     $1,145,460      $ 737,056
 Expenses to average net
   assets......................          1.98%          1.94%          1.90%          1.95%          2.05%          2.08%*
 Net investment income to
   average net assets..........          7.11%          8.09%          9.88%          9.73%          9.13%          8.39%*
 Portfolio turnover rate.......            92%            33%           126%           124%           120%            52%



                                                                 CLASS C***
                                      ----------------------------------------------------------------
                                        FOR THE                                              FOR THE
                                      SIX MONTHS                                             PERIOD
                                         ENDED              FOR THE YEARS ENDED              JULY 2,
                                       APRIL 30,                OCTOBER 31,                 1992+ TO
                                         1996         --------------------------------     OCTOBER 31,
                                      (UNAUDITED)      1995        1994         1993          1992
                                      -----------     -------     -------     --------     -----------
Net asset value, beginning of
 period........................         $ 10.33       $  9.98     $ 10.96     $  10.64       $ 10.94
                                      -----------     -------     -------     --------     -----------
Net investment income..........            0.32@         0.71@       0.70         0.68          0.20
Net realized and unrealized
 gains (losses) from investment
 and foreign currency
 transactions..................           (0.05)@        0.31@      (1.09)        0.52         (0.13)
Total increase/decrease from          -----------     -------     -------     --------     -----------
 investment operations.........            0.27          1.02       (0.39)        1.20          0.07
Dividends from net investment         -----------     -------     -------     --------     -----------
 income........................
Distributions from realized               (0.37)        (0.67)      (0.30)       (0.74)        (0.21)
 gains on investments and
 foreign currency
 transactions..................              --            --          --        (0.14)        (0.16)
Distributions from paid-in
 capital.......................              --            --       (0.29)          --            --
                                      -----------     -------     -------     --------     -----------
Total dividends and
 distributions.................           (0.37)        (0.67)      (0.59)       (0.88)        (0.37)
                                      -----------     -------     -------     --------     -----------
Net asset value, end of
 period........................         $ 10.23       $ 10.33     $  9.98     $  10.96       $ 10.64
                                      -----------     -------     -------     --------     -----------
                                      -----------     -------     -------     --------     -----------
Total investment return (1)....            2.59%        10.49%      (3.56)%      11.64%         0.61%
                                      -----------     -------     -------     --------     -----------
                                      -----------     -------     -------     --------     -----------
Ratios/Supplemental Data:
 Net assets, end of period
   (000's).....................         $57,307       $71,329     $92,480     $135,847       $36,598
 Expenses to average net
   assets......................            1.74%*        1.75%(2)    1.68%        1.83%**       1.75%*
 Net investment income to
   average net assets..........            6.18%*        6.96%(2)    6.34%        6.17%**       7.02%*
 Portfolio turnover rate.......              68%          113%        108%          90%           92%

                              --------------------
                               Prospectus Page 13

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards.

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in emerging markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. Under normal market conditions, the Fund invests a minimum of 65% of its total assets in equity securities of issuers located in emerging markets and maintains investments in at least three emerging markets. Issuers are considered to be located in an emerging market if: (1) the principal securities trading market for the issuer is in an emerging market country; (2) the issuer derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets; or (3) the issuer is organized under the laws of, and with a principal office in, an emerging market.

Emerging Markets Management attempts to spread the Fund's investments over geographic as well as economic sectors. Generally, Emerging Markets Management does not intend to invest more than two-thirds of the Fund's total assets in any single region, or more than 35% in any single country. Under no circumstances will more than 25% of the Fund's total assets be invested in any single industry. Within each emerging market, the Fund is diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.

There are currently over 60 newly industrializing and developing countries that have equity markets. A number of these emerging markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging markets have, in recent years, liberalized access, and more are expected to do so over the coming few years.

GLOBAL EQUITY FUND

Global Equity Fund's investment objective is long-term growth of capital. The Fund attempts to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States.

The International Equity Team at GE Investment Management selects equity securities issued by companies located in developed and developing countries throughout the world. The Fund normally invests in at least three countries, one of which is typically the United States. The Fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies.

When the International Equity Team believes it is consistent with the Fund's investment objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in investment grade bonds issued by corporate or governmental entities. The bonds in which the Fund invests have maturities no longer than seven years. When the International Equity Team considers market, economic, political or currency conditions abroad to be unstable, the Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments.

Under normal circumstances, at least 80% of the Fund's total assets are invested in equity securities or bonds of issuers in countries represented in the Morgan Stanley Capital International World Index. This is a well-known index that reflects developed and developing markets throughout the world.

GLOBAL INCOME FUND

Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.

The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by

                              --------------------
                               Prospectus Page 14

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

Standard & Poor's, a division of The McGraw Hill Companies ('S&P'), Moody's Investors Service, Inc. ('Moody's') or another nationally recognized statistical rating organization ('NRSRO') or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets are invested in high-quality debt securities, denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country. Up to 5% of the Fund's total assets may be invested in debt securities convertible into equity securities.


The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a NRSRO. Except as noted below, these securities must be rated at least BBB by S&P, Baa by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated as low as BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

--------------------------------------------------------------------------------
                        INVESTMENT PHILOSOPHY & PROCESS
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

In selecting equity securities for Emerging Markets Equity Fund, Emerging Markets Management focuses primarily on asset allocation among selected emerging markets and, as a secondary matter, on issuer selection within those markets. In addition to considerations relating to a particular market's investment restrictions and tax barriers, selections are made among emerging markets based on other relevant factors, including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle.

Based on these and other factors, the Fund's portfolio of securities is evaluated and, if necessary, adjusted on at least a quarterly basis to ensure that it conforms to the objective and policies of the Fund. Each of the emerging markets in which the Fund may invest is also monitored on a continuous basis and tactical shifts in portfolio allocation are made, when required, based on new developments.

Within each emerging market, the Fund invests in a variety of companies that are characterized by attractive valuation. Using a number of data bases and sources of investment information, Emerging Markets Management screens each market for companies available for investment. To be considered for investment, companies must legally permit investment by foreigners and have a market capitalization of over $15 million. From among this group, investments are systematically screened for fundamental value based on a number of standards, including price-to-earnings ratio, price-to-book value ratio, earnings momentum, dividend yield and debt-to-equity ratio. The resulting selection of investments is intended to provide a broad group of attractively valued investments available to foreign investors in each emerging market.

Emerging Markets Management uses a proprietary asset allocation model to assist in the selection of markets and individual stocks. Making use of long-term historical data on at least 1,000 of the most actively traded stocks in the target markets, as well as additional data for recent years and earnings forecasts, Emerging Markets Management estimates the relationship between the fair value and price levels of markets based on a variety of fundamental indicators. The model evaluates markets in historical and prospective terms, taking into consideration interest rates, inflation and currency developments. While following a disciplined, systematic approach to investment selection, Emerging Markets Management combines the results from computerized screening techniques with market, industry, economic and political information.

GLOBAL EQUITY FUND

In selecting equity securities for Global Equity Fund, the International Equity Team at GE Investment Management searches for growth companies selling at reasonable prices, with an emphasis on undervalued

                              --------------------
                               Prospectus Page 15

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

medium- to large-size growth companies with a global presence. The investment process employed by the International Equity Team involves several steps.

First, the International Equity Team carefully screens a universe of thousands of global stocks by comparing each company's price-to-earnings ratio with its long-term growth. This evaluation helps eliminate companies whose stock prices are too expensive, typically resulting in a list of several hundred stocks. Next, this smaller group of stocks is rigorously analyzed by the International Equity Team's experienced investment professionals. This step, which is designed to determine whether a stock's price reflects its true value and whether the market may eventually recognize the stock's value, reduces the universe to fewer stocks.

Finally, the International Equity Team looks for a catalyst (such as new management, new products or changing industry dynamics) that might cause the market to realize that a stock is undervalued. This process typically results in fewer than 100 stocks that the International Equity Team will buy for the Fund's portfolio.

The strength of the Team's conviction about each company is part of what determines the size of each holding.

The International Equity Team regularly reviews the equity securities held in the Fund's portfolio to assess risks, such as stability in the political and economic conditions of underlying countries, fluctuations in currency rates, liquidity, changes in company earnings, and other relevant factors.

GLOBAL INCOME FUND

Global Income Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Over the past decade, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign debt securities. A popular index used to assess both U.S. government and foreign government debt markets is the Salomon Brothers World Government Bond Market Index. As of December 31, 1995, more than 65% of this index was represented by securities denominated in currencies other than the U.S. dollar.

The Global Fixed Income Management Team at Mitchell Hutchins relies on fundamental economic strength, credit quality and currency and interest rate trends as the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. In addition, certain of the Fund's assets are invested in the debt securities of certain U.S. governmental and corporate issuers. The Management Team believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

                              --------------------
                               Prospectus Page 16

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

These charts show the total returns for the Funds. Sales charges have not been deducted from total returns shown in the charts. Returns would be lower if sales charges were deducted. Past results are not a guarantee of future results. Total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts.

EMERGING MARKETS EQUITY FUND


                                     [BAR GRAPH]


                  1/19/94-
                 12/31/94       1995
                 ---------   ---------
CLASS A           -12.58%     -11.20%
CLASS C           -13.17%     -11.87%



As Class A and Class C shares commenced operations on January 19, 1994, the 1994 return represents the period from January 19, 1994 through December 31, 1994. As the inception date of Class B shares is December 5, 1995, the 1995 return for Class B shares is not shown in the chart.

AVERAGE ANNUAL RETURNS
  As of June 30, 1996
                                      CLASS A     CLASS B     CLASS C
                                      --------    --------    --------
Inception Date.....................    1/19/94     12/5/95     1/19/94
ONE YEAR
  Before deducting maximum sales
     charges.......................       3.39%        N/A        2.79%
  After deducting maximum sales
     charges.......................     (1.28)%        N/A        1.79%
LIFE
  Before deducting maximum sales
     charges.......................     (6.73)%       8.87%*    (7.39)%
  After deducting maximum sales
     charges.......................     (8.48)%       3.87%*    (7.39)%

------------------
* Return information for Class B shares has not been annualized and reflects results for the period December 5, 1995 through June 30, 1996.

                              --------------------
                               Prospectus Page 17

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund


GLOBAL EQUITY FUND

                                  [BAR GRAPH]

                  11/14/91-
                  12/31/91     1992       1993       1994     1995
                  ---------   ------    --------    ------   ------

CLASS A             2.42%      3.26%     30.77%     -2.35%   13.54%
CLASS B                                                       1.29%
CLASS C                                  17.39%     -3.12%   12.67%



As Class A shares commenced operations on November 14, 1991, the 1991 return represents the period from November 14, 1991 through December 31, 1991. As the inception date of Class B shares is August 25, 1995, the 1995 return for Class B shares represents the period from August 25, 1995 through December 31, 1995. The inception date of Class C shares is May 10, 1993; thus, the 1993 return for Class C shares represents the period from May 10, 1993 through December 31, 1993.

AVERAGE ANNUAL RETURNS
  As of August 31, 1996
                                      CLASS A     CLASS B     CLASS C
                                      --------    --------    --------
Inception Date.....................   11/14/91     8/25/95     5/10/93
ONE YEAR
  Before deducting maximum sales
     charges.......................       8.06%       7.18%       7.18%
  After deducting maximum sales
     charges.......................       3.20%       2.18%       6.18%
LIFE
  Before deducting maximum sales
     charges.......................      10.71%       6.98%       9.61%
  After deducting maximum sales
     charges.......................       9.65%       2.08%       9.61%

                              --------------------
                               Prospectus Page 18

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

GLOBAL INCOME FUND

                                     [BAR GRAPH]


             3/20/87-
            12/31/87    1988   1989   1990   1991    1992   1993   1994    1995
            ---------- ------ ------ ------ ------- ------ ------ ------ -------
CLASS A                                      11.11%  1.22% 14.16% -3.89%  13.20%

CLASS B       17.58%   12.15%  5.44% 17.72%  10.75%   .38% 13.36% -4.77%  12.39%

CLASS C                                               .10% 13.64% -4.43%  12.54%


As Class A shares commenced operations on July 1, 1991, the 1991 return for

Class A shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class B shares is March 20, 1987; thus, the 1987 return represents the period from March 20, 1987 through December 31, 1987. The inception date of Class C shares is July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.

AVERAGE ANNUAL RETURNS
  As of April 30, 1996

                                      CLASS A     CLASS B     CLASS C
                                      --------    --------    --------
Inception Date.....................     7/1/91     3/20/87      7/2/92
ONE YEAR
  Before deducting maximum sales
     charges.......................       8.02%       7.16%       7.44%
  After deducting maximum sales
     charges.......................       3.66%       2.16%       6.69%
FIVE YEARS
  Before deducting maximum sales
     charges.......................        N/A        6.25%        N/A
  After deducting maximum sales
     charges.......................        N/A        5.94%        N/A
LIFE
  Before deducting maximum sales
     charges.......................       7.26%       9.41%       5.51%
  After deducting maximum sales
     charges.......................       6.37%       9.41%       5.51%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Funds reflect deduction of the Funds' maximum initial sales charge of 4.5% (4% in the case of Global Income Fund) at the time of purchase, and standardized returns for the Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five-and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception,

                              --------------------
                               Prospectus Page 19

                         ------------------------------


       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

--------------------------------------------------------------------------------
                             THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Following is a discussion of the risks that are common to each Fund:

EQUITY SECURITIES. Equity securities historically have shown greater growth potential than other types of securities. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.


BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's bond investments. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. In addition, there is a risk that bonds will be downgraded by rating agencies. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the security's value or its liquidity. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Debt securities rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies

                              --------------------
                               Prospectus Page 20

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United

States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of each Fund's foreign investments. Each Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is limited consensus as to what constitutes a 'derivative' security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the sub-advisers take these risks into account in their management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the sub-advisers and Mitchell Hutchins, subject to the supervision of the respective boards of trustees, monitor and evaluate the creditworthiness of the parties with which each Fund does business.

In addition to these general risks, investments in each Fund are subject to special risk considerations:

EMERGING MARKETS EQUITY FUND

INVESTING IN NON-CAPITALIST COUNTRIES. Emerging Markets Equity Fund may invest in emerging markets that are formerly communist countries of Eastern
Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China (collectively, 'Non-Capitalist Countries'). Upon the accession to power of Communist regimes approximately 50 to 80 years ago, the governments of a number of Non-Capitalist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Non-Capitalist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the Non-Capitalist Country involved. In addition, any change in the leadership or policies of Non-Capitalist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

GLOBAL EQUITY FUND

BONDS. The bonds in which Global Equity Fund may invest must be rated investment grade except as otherwise noted below. Investment grade quality means that the securities are rated within the four highest categories by S&P or Moody's or comparably rated by another NRSRO. Securities in the fourth highest category (BBB by S&P or Baa by Moody's) are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to

                              --------------------
                               Prospectus Page 21

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. The Fund may invest in unrated securities if GE Investment Management deems them to be of comparable quality. The Fund may invest up to 10% of its net assets in convertible securities rated below investment grade.

GLOBAL INCOME FUND

U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities. The Fund is authorized to invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but does not presently expect to invest more than 10% of its total assets in such securities.

The Fund may invest in 'zero coupon' Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current income payments. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see 'Taxes' in the Statement of Additional Information.

The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

BONDS; LOWER-RATED BONDS. Global Income Fund is permitted to invest up to 35% of its total assets in securities rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be rated at least BBB by S&P or Baa by Moody's. These securities are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated as low as BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, no lower than B by S&P or comparably rated by another NRSRO. These securities, commonly referred to as 'junk bonds,' are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Short-term debt rated B by S&P is regarded by the rating agency as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by an NRSRO but Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparably rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparably unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

NON-DIVERSIFIED STATUS. The Fund is 'non-diversified,' as that term is defined in the 1940 Act, but the Fund intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Dividends & Taxes.' This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were 'diversified' (as defined in the 1940 Act), the Fund will at such times be subject to greater


                              --------------------
                               Prospectus Page 22

                        ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND RELATED STRATEGIES. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including options (on securities, foreign currencies, futures contracts and stock indexes) and futures contracts (on foreign currencies, stock indexes and interest rates), and forward currency contracts. Global Income Fund may also use these strategies to attempt to enhance income; the use of such strategies solely to enhance income may be considered a form of speculation. Global Income Fund also may enter into interest rate swap agreements and certain other interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. The Statement of Additional Information for the Funds contains further information on these strategies.

The Funds might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If Emerging Markets Management, GE Investment Management or Mitchell Hutchins, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Funds;

o the possibility of imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

o the possibility that a Fund is unable to close out or liquidate its hedged position.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer, usually no more than seven days after purchase, at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or a sub-adviser to present minimum credit risks in accordance with guidelines established by the Fund's board.

REVERSE REPURCHASE AGREEMENTS. Global Income Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a 'when-issued' or delayed-delivery basis. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. When-issued and delayed-delivery securities will not exceed 10% of Global Equity Fund's net assets.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets taken at market value. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Fund's portfolio turn-over rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A

                              --------------------
                               Prospectus Page 23

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund

                              Global Income Fund

higher turnover rate (100% or higher) for a Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

DEFENSIVE POSITIONS. When Mitchell Hutchins or the sub-adviser, as applicable, believes that unusual market or economic circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments of U.S. or foreign issuers, including repurchase agreements.

ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Emerging Markets Equity Fund up to 15% of its net assets, in illiquid securities, including certain cover for over-the-counter options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or the sub-adviser, as applicable, has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

OTHER INFORMATION. Each Fund may borrow money for temporary or emergency purposes in the following amounts of total assets: Emerging Markets Equity Fund--33 1/3%, Global Equity Fund--20%, and Global Income Fund--10%. Each Fund may sell securities short 'against the box' to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller owns the security. In addition, each Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent a Fund invests in other investment companies, the Fund's shareholders incur duplicative fees and expenses, including investment advisory fees. For liquidity purposes, such as clearance of portfolio transactions, the payment of dividends and expenses and payments to selling shareholders, or pending investment, each Fund may commit up to 35% of its total assets to cash or investment grade money market instruments of U.S. or foreign issuers, including repurchase agreements. Subject to this 35% limitation, Global Income Fund may acquire these securities as an investment.

--------------------------------------------------------------------------------
                               FLEXIBLE PRICINGSM
--------------------------------------------------------------------------------

Each Fund offers three classes of shares through this Prospectus that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price or, in the case of Global Income Fund, 4% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ('Transfer Agent'), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

EMERGING MARKETS EQUITY FUND AND GLOBAL EQUITY FUND

                                            SALES CHARGE AS A
                                              PERCENTAGE OF
                                         -----------------------          DISCOUNT TO
                                                          NET          SELECTED DEALERS
                                         OFFERING        AMOUNT          AS PERCENTAGE
AMOUNT OF INVESTMENT                      PRICE         INVESTED       OF OFFERING PRICE
-----------------------------------      --------       --------       -----------------
Less than $50,000..................        4.50%          4.71%               4.25%
$50,000 to $99,999.................        4.00           4.17                3.75
$100,000 to $249,999...............        3.50           3.63                3.25
$250,000 to $499,999...............        2.50           2.56                2.25
$500,000 to $999,999...............        1.75           1.78                1.50
$1,000,000 and over (1)............        None           None                1.00(2)

                              --------------------
                               Prospectus Page 24

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund


GLOBAL INCOME FUND

                                            SALES CHARGE AS A
                                              PERCENTAGE OF
                                         -----------------------          DISCOUNT TO
                                                          NET          SELECTED DEALERS
                                         OFFERING        AMOUNT          AS PERCENTAGE
AMOUNT OF PURCHASE                        PRICE         INVESTED       OF OFFERING PRICE
-----------------------------------      --------       --------       -----------------
Less than $100,000.................        4.00%          4.17%               3.75%
$100,000 to $249,999...............        3.00           3.09                2.75
$250,000 to $499,999...............        2.25           2.30                2.00
$500,000 to $999,999...............        1.75           1.78                1.50
$1,000,000 and over (1)............        None           None                1.00(2)


------------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase. This charge does not apply to Class A shares bought before November 10, 1995.

(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the charts above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

o their spouses, parents or children under age 21;

o their Individual Retirement Accounts (IRAs);

o certain employee benefit plans, including 401(k) plans;

o any company controlled by the investor;

o trusts created by the investor;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

o accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

o is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

o is the spouse, parent or child of any of the above, or advisory clients of Mitchell Hutchins;

o buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC and

     o the investor was the investment executive's client at the competing brokerage firm;

     o within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     o the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

o is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

o is an employer establishing an employee benefit plan qualified under section 401 (including a salary reduction plan qualified under section 401(k) or section 403(b) of the Internal Revenue Code. (This waiver is subject to minimum requirements, with respect to the number of employees and investment amount, established by Mitchell Hutchins. Currently, a plan must have 100 or more eligible employees or the amount invested or to be invested in a Fund or any other PaineWebber mutual fund must total at least $1 million during the subsequent 13-month period);

                              --------------------
                               Prospectus Page 25

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

o acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program (for subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement and $5 exchange fee-- applicable to Global Income Fund--also are waived);

o acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568.


CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a 'contingent deferred sales charge.' The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                     PERCENTAGE BY WHICH
                                       THE SHARES' NET
                                            ASSET
          IF THE INVESTOR                 VALUE IS
       SELLS SHARES WITHIN:              MULTIPLIED:
-----------------------------------  -------------------
1st year since purchase                       5%
2nd year since purchase                       4
3rd year since purchase                       3
4th year since purchase                       2
5th year since purchase                       2
6th year since purchase                       1
7th year since purchase                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED
SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:


o First, Class B shares owned through reinvested dividends and capital gain distributions; and

o Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

o sales of shares under the Fund's 'Systematic Withdrawal Plan' (investors may not withdraw annually more than 12% of the value of the Fund account under the
  Plan);

o a distribution from an IRA, a self-employed individual retirement plan ('Keogh Plan') or a custodial account under Section 403(b) of the Internal Revenue Code (after the investor reaches age 59 1/2);

o a tax-free return of an excess IRA contribution;

o a tax-qualified retirement plan distribution following retirement; or

o Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Fund if the investor seeks any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the

                              --------------------
                               Prospectus Page 26

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% (0.75% in the case of Global Income
Fund) of the offering price (net asset value at the time of sale) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase. This charge does not apply to Class C shares bought before November 10, 1995.

--------------------------------------------------------------------------------
                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

Prices are calculated for the Fund's Class A, Class B and Class C shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase order is received.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after PaineWebber's New York City headquarters office receives the purchase order.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent by completing an account application which may be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:


o mail an application with a check; or

o open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

To open an account.................   $1,000
To add to an account...............   $  100

A Fund may waive or reduce these minimums for:

o employees of PaineWebber or its affiliates; or

o participants in certain pension plans, retirement accounts or the Fund's automatic investment plan.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Fund shares for the same class of other PaineWebber mutual fund shares. In classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells

                              --------------------
                               Prospectus Page 27

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

the shares acquired through the exchange. Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made. With respect to Global Income Fund, a $5 fee is imposed on each exchange. Shares of other PaineWebber mutual funds acquired through the exchange privilege may be subject to a similar fee on subsequent exchanges.

o Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

o Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a 'letter of instruction' to the Transfer Agent. The letter of instruction must include:


  o the investor's name and address;

  o the Fund's name;

  o the Fund account number;

  o the dollar amount or number of shares to be sold; and

  o a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this prospectus for a listing of other PaineWebber mutual funds.

--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, and last, Class B.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a 'letter of instruction,' as detailed in 'How to Exchange Shares.'

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

                              --------------------
                               Prospectus Page 28

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

Investors should consult their investment executive at PaineWebber or one of its correspondent firms to learn more about the following services:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more each month from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of 'dollar cost averaging.'

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December) or semiannual (June and December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

o CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

o CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly and semiannual withdrawals of $200, $400 and $600, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. Investors may not withdraw annually more than

12% of the value of the Fund account when the investor signed up for the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-Directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees). Mitchell Hutchins has appointed the investment sub-adviser, Emerging Markets Management, to be responsible for day-to-day management of the Fund's investments.

Antoine W. van Agtmael is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. van Agtmael is President of Emerging Markets Management, one of the largest, and first firms to focus exclusively on investing in the markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern and Eastern Europe and, most recently, Africa. Before founding Emerging Markets Management in 1987, Mr. van Agtmael was Deputy Director of the Capital Markets Department of the International Finance Corporation (IFC), the private sector arm of the International Bank for Reconstruction and Development (World Bank). Mr. van Agtmael has been the President of Emerging Markets Management for more than five years.

                              --------------------
                               Prospectus Page 29

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund


GLOBAL EQUITY FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees). Mitchell Hutchins has appointed the investment sub-adviser, GE Investment Management, to be responsible for day-to-day management of the Fund's investments.

Ralph R. Layman is the head of the International Equity Team at GE Investment Management and serves as portfolio manager of the Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Layman has served in this capacity since the Fund's inception in 1991. He is a Chartered Financial Analyst and an Executive Vice President and Senior Investment Manager of GE Investment Management.

From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co. Prior to 1989 when he joined Northern, he was Vice President and portfolio manager of Templeton Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund.

Directly assisting Mr. Layman are Michael J. Solecki, Vice President of International Equities at GE Investments, and the rest of the International Equity Team. Mr. Solecki is a Chartered Financial Analyst and has been with GE Investment Management for six years. From 1992 to 1995, Mr. Solecki was a senior European analyst at GE Investment Management's London, England office. Prior to 1992, he was an international analyst with GE Investment Management. The International Equity Team is comprised of eleven analysts, seven of whom manage portfolios.

GLOBAL INCOME FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees).

Stuart Waugh is primarily responsible for the day-to-day portfolio management of the Fund. Mr. Waugh has been involved with the Fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a vice president of PaineWebber Investment Series and a managing director of global fixed income investments of Mitchell Hutchins. He is a Chartered Financial Analyst. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the last five years.

William King assists in the management of the Fund. Mr. King joined Mitchell Hutchins in November 1995. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. He is a Chartered Financial Analyst.

Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.


                                    * * * *

Each board has determined that brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the board.

Personnel of Mitchell Hutchins and each sub-adviser may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is the asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On September 30, 1996, Mitchell Hutchins was adviser or sub-adviser of 29 investment companies with 64 separate portfolios and aggregate assets of approximately $30.6 billion.

ABOUT THE SUB-ADVISERS

Emerging Markets Management, the investment sub-adviser to Emerging Markets Equity Fund, is located at 1001 North Nineteenth Street, Arlington, Virginia 22209, and concentrates its investment advisory activities in the area of emerging markets. The managing partner of Emerging Markets Management is Emerging Markets Investors Corporation, which provides its investment services to a variety of institutional and retail clients and had total assets under management of $3.6 billion as of September 30, 1996. Under the 1940 Act, Mr. van Agtmael is deemed to have a controlling interest in Emerging Markets Management.

                              --------------------
                               Prospectus Page 30

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

GE Investment Management, the investment sub-adviser to Global Equity Fund, is located at 3003 Summer Street, Stamford, Connecticut 06905 and is a subsidiary of General Electric Company. Together with its affiliate, General Electric Investment Corporation (GE Investment Management and General Electric Investment Corporation are collectively referred to as 'GE Investments'), GE Investment Management is one of the largest independent investment managers in the United States. GE Investments and its predecessors have been managing mutual fund assets since 1935 and, as of September 30, 1996, had in excess of $56 billion in total assets under management.

MANAGEMENT FEES & OTHER EXPENSES


Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended June 30, 1996, Emerging Markets Equity Fund paid advisory fees to Mitchell Hutchins at the annual rate of 1.12% of its average daily net assets (after fee waivers). For the fiscal year ended August 31, 1996, Global Equity Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.85% of its average daily net assets. For the fiscal year ended October 31, 1995, Global Income Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.73% of its average daily net assets.

With respect to Emerging Markets Equity Fund, Mitchell Hutchins (not the Fund) pays Emerging Markets Management a fee for investment sub-advisory services at the annual rate of 1.12% of the Fund's average daily net assets. With respect to Global Equity Fund, Mitchell Hutchins (not the Fund) pays GE Investment Management a fee for investment sub-advisory services at the annual rate of 0.31% of the Fund's average daily net assets.

Global Income Fund pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for services not provided by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under distribution plans for Class A, Class B and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins:

o Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

o Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (0.50% for Class C shares of Global Income Fund).

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

o Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

o Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are sold, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time of sale of Class B or C shares.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for each class of shares ('Distribution Contracts') specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

                              --------------------
                               Prospectus Page 31

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

--------------------------------------------------------------------------------
                            DETERMINING THE SHARES'
                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower-rated debt securities in which a Fund may invest, because there is less reliable, objective data available.


--------------------------------------------------------------------------------
                               DIVIDENDS & TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Emerging Markets Equity Fund and Global Equity Fund each pays an annual dividend from its net investment income and net short-term capital gain, if any. Each of these Funds distributes any net realized gain from foreign currency transactions with its dividend. Global Income Fund declares monthly dividends from its net investment income, which may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, which distribution in the case of Global Income Fund, is accompanied by any undistributed net realized short-term capital gains and foreign currency gains. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of the Funds are expected to be lower than those on their Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class might be affected differently by the allocation of other class-specific expenses. See 'General Information.'

The Funds' dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their investment executive at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and the net capital gain that it distributes to its shareholders.

                              --------------------
                               Prospectus Page 32

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund


Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to shareholders as a long-term capital gain, regardless of how long they have held their Fund shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid) for that year, their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualify for special treatment.

WITHHOLDING REQUIREMENTS

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

When shareholders sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether the shareholders receive more or less than their adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase, and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares into Class A shares.

                                    * * * *

Because the foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders, the Statement of Additional Information contains more detail. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Accordingly, prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund is a diversified series of PaineWebber Investment Trust II, an open-end management investment company that was formed on August 10, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share.

GLOBAL EQUITY FUND

Global Equity Fund is a diversified series of PaineWebber Investment Trust ('Investment Trust'), an open-end management investment company that was formed on March 28, 1991 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share. Shares of one other series have been authorized.

                              --------------------
                               Prospectus Page 33

                         ------------------------------

       PaineWebber    Emerging Markets Equity Fund   Global Equity Fund
                              Global Income Fund

GLOBAL INCOME FUND

Global Income Fund is a non-diversified series of PaineWebber Investment Series, an open-end management investment company that was formed on December 22, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of each Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on Class B and Class C shares are likely to be lower than for Class A shares, and dividends on Class A, Class B and Class C shares are likely to be lower than for Class Y shares, which bear the lowest expenses.

Class Y shares, which are offered only to limited groups of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. More information concerning Class Y shares may be obtained from an investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any Fund (or Investment Trust, which has more than one series) may elect all of the board members of that Fund or of Investment Trust. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of all series of Investment Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of Investment Trust or a Fund, as applicable, may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of Investment Trust or a Fund, as applicable.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT


State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for Emerging Markets Equity Fund and Global Equity Fund and employs foreign sub-custodians to provide custody of the Funds' foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Income Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                              --------------------
                               Prospectus Page 34

                         ------------------------------

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND

                         PROSPECTUS -- OCTOBER 31, 1996

/ / PAINEWEBBER BOND FUNDS                        / / PAINEWEBBER STOCK FUNDS
    High Income Fund                                  Capital Appreciation Fund
    Investment Grade Income Fund                      Financial Services Growth Fund
    Low Duration U.S. Government                      Growth Fund
     Income Fund                                      Growth and Income Fund
    Strategic Income Fund                             Small Cap Fund
    U.S. Government Income Fund                       Utility Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS               / / PAINEWEBBER GLOBAL FUNDS
    California Tax-Free Income Fund                   Emerging Markets Equity Fund
    Municipal High Income Fund                        Global Equity Fund
    National Tax-Free Income Fund                     Global Income Fund
    New York Tax-Free Income Fund
                                                  / / PAINEWEBBER MONEY MARKET FUND
/ / PAINEWEBBER ASSET
    ALLOCATION FUNDS
    Balanced Fund
    Tactical Allocation Fund

A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

(Copyright) 1996 PaineWebber Incorporated

                              --------------------